Exhibit 99.1
                                                                    ------------


                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                  UNITED STATES TRUSTEE OPERATING REQUIREMENTS
                       FOR THE PERIOD ENDING JUNE 2, 2001

                       Debtor Name: Weiner's Stores, Inc.
                             Case No. 00-3955 (PJW)

As debtor in possession, I affirm:

1) That I have reviewed the financial statements attached hereto, consisting of:

         __X__    Income Statements
         __X__    Balance Sheets
         __X__    Statement of Cash Flows
         __X__    Statement of Cash Receipts and Disbursements
         __X__    Statement of Operations and Taxes
         __X__    Statement of Changes in Depository Accounts

         and that they have been prepared in accordance with normal and customary accounting practices and fairly and accurately reflect the debtor's financial activity for the period stated.

2) That the insurance as described in Section 3 of the operating Guidelines and Reporting Requirements for Chapter 11 Cases is in effect.

3) That all postpetition taxes as described in Section 41 of the Operating Guidelines and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

4) No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

5) No assets have been sold or transferred outside the normal course of business other than asset sales or transfers approved by the Bankruptcy Court.

6) No funds have been disbursed from any account other than accounts approved by the United States Trustee Operating Requirements or the Bankruptcy Court.

7)       All postpetition tax returns have been filed on a timely basis.

The attached monthly report was prepared by Weiner's Stores, Inc. under my direction and supervision. Weiner's Stores, Inc. verifies that to the best of its knowledge the information provided herein is true and correct.

Date: 06/20/01               /s/Michael S. Marcus
      --------               --------------------
                             Debtor-In-Possession


                      VP & Chief Financial Officer          713 688 1331
                      ----------------------------          ------------
                                 Title                      Phone Number

                              WEINER'S STORES, INC.
                             STATEMENT OF OPERATIONS
               FOR THE MONTH AND YEARS ENDED MAY 2001 AND MAY 2000
                                   (Unaudited)
($ in 000's)

                                                               MONTH                                   YEAR TO DATE
                                             ----------------------------------------       -----------------------------------
                                                 May 01                   May 00              YTD 2001              YTD 2000
                                                 Actual                   Actual               Actual                Actual
                                             ----------------         ---------------       -------------         -------------
Number of Stores                                     97                      139                 97                    139
Revenues                                      $       13,283          $       19,794        $     62,208          $     86,216
Gross Margin                                           4,512                   6,627              21,258                30,693
        Gross Margin Percent                           34.0%                   33.5%               34.2%                 35.6%

Operating Expenses                                     5,393                   6,731              21,380                29,485
                                             ----------------         ---------------       -------------         -------------
EBITDA                                                  (881)                   (104)               (122)                1,208
Depreciation & Amortization                              324                     373               1,302                 1,455
                                             ----------------         ---------------       -------------         -------------
Income from Operations                                (1,205)                   (477)             (1,424)                 (247)
Interest Expense                                         125                     165                 630                   561
Income Taxes                                               -                       -                   -                     -
Reorganization Expense                                   354                       -               1,293                     -
                                             ----------------         ---------------       -------------         -------------
Income before Cumulative Effect Adjustment   $        (1,684)         $         (642)       $     (3,347)         $       (808)
                                             ----------------         ---------------       -------------         -------------
Cumulative Effect Adjustment, Net of Tax                   -                       -                   -                   294
                                             ----------------         ---------------       -------------         -------------
Net Income/(Loss)                            $        (1,684)         $         (642)       $     (3,347)         $     (1,102)
                                             ================         ===============       =============         =============


                              WEINER'S STORES, INC.
                                 BALANCE SHEETS
                              MAY 2001 AND MAY 2000
($ in 000's)

                                           (Unaudited)                     (Unaudited)
                                             May 2001      January 2001      May 2000
                                             ACTUAL           ACTUAL          ACTUAL
                                          --------------  ---------------- -------------
ASSETS
   Current Assets
       Cash and Cash Equivalents                 $4,788            $5,607        $4,107
       Merchandise Inventories, net              49,420            50,822        57,282
       Other Current Assets                       4,714             4,299         5,174
                                          --------------  ---------------- -------------
           Total Current Assets                  58,922            60,728        66,563

   Net PP & E                                    19,113            20,409        22,071
   Excess Reorganization Value, net                   -                 -         3,518
                                          --------------  ---------------- -------------

TOTAL ASSETS                                    $78,035           $81,137       $92,152
                                          ==============  ================ =============


LIABILITIES AND EQUITY
   Current Liabilities
       Accounts Payable                          $9,079           $10,232       $14,130
       Pre-petition working capital facility          -                 -             -
       Accrued Expense/Other                      7,717             6,383         8,883
       Short Term Debt                                -                 -             -
                                          --------------  ---------------- -------------
           Total Current Liabilities             16,796            16,615        23,013

   Long Term Debt                                     -                 -        20,000
   Debtor-in-possession credit facility          21,096            20,694             -
   Deferred Taxes & Other Liabilities               397               397           397
   Liabilities Subject to Settlement             24,982            25,320             -

   Stockholder's Equity                          14,764            18,111        48,742
                                          --------------  ---------------- -------------

TOTAL LIABILITIES & EQUITY                      $78,035           $81,137       $92,152
                                          ==============  ================ =============


                              WEINER'S STORES, INC.
                            STATEMENTS OF CASH FLOWS
                   FOR THE MONTHS ENDED MAY 2001 AND MAY 2000
                                   (Unaudited)

($ in 000's)
                                                                         May                    May
                                                                         2001                   2000
                                                                    ----------------       ----------------
Cash Flows From Operating Activities:
   Net income                                                              $ (3,347)              $ (1,102)

   Noncash adjustments to net income:
      Depreciation and amortization                                           1,302                  1,456
      Loss on disposition of assets                                               0                      2
      Write-off Excess Reorgan.                                                   0                      0
      Change in non-cash reserves                                              (114)                (1,024)
      Net change in current assets and liabilities                              942                 (6,173)
                                                                    ----------------       ----------------
                           Total adjustments                                  2,130                 (5,739)

            Net cash (used in) provided by operating activities              (1,217)                (6,841)
                                                                    -------------------    ----------------

Cash Flows From Investing Activities:
   Capital expenditures                                                          (5)                (2,388)
   Proceeds on disposition of assets                                              0                      0
                                                                    ----------------       ----------------

Net cash used in investing activities                                            (5)                (2,388)
                                                                    ----------------       ----------------

Cash Flows From Financing Activities:
   Proceeds from Debtor-in-Possession Credit Facility                           403                      0
   Proceeds from Pre-Petition working Capital Facility                            0                 10,000
                                                                    ----------------       ----------------

Net cash provided by (used in) financing activities                             403                 10,000
                                                                    ----------------       ----------------

Net (Decrease) Increase In Cash                                                (819)                   771

Cash, beginning of year                                                       5,607                  3,336

                                                                    ----------------       ----------------
Cash, end of year                                                           $ 4,788                $ 4,107
                                                                    ================       ================